EXHIBIT 99

                                                                    Attachment I
Management System Segment View

                               SEGMENT INFORMATION
                    Quarter Ended March 31, 2000 (UNAUDITED)


                                                       Hardware Segments
                                             ---------------------------------------
                                                          Personal and
                                                            Printing      Enterprise     Global
(Dollars in millions)                        Technology      Systems       Systems       Services
-------------------------------------------------------------------------------------------------
External revenue                               $ 1,553       $ 3,120       $ 2,944       $ 7,552
Internal revenue                                   791            10           165           595
                                               -------       -------       -------       -------
Total revenue                                  $ 2,344       $ 3,130       $ 3,109       $ 8,147
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $     2       $   (90)      $   369       $   998
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $    20       $  (178)      $   439       $   998
                                               =======       =======       =======       =======

Net effect of reclassifications                $   (18)      $    88       $   (70)      $    --
                                               =======       =======       =======       =======

                                                              Global     Enterprise       Total
(Dollars in millions)                         Software      Financing    Investments     Segments
-------------------------------------------------------------------------------------------------
External revenue                               $ 2,927       $   828       $   341       $19,265
Internal revenue                                   175           206             1         1,943
                                               -------       -------       -------       -------
Total revenue                                  $ 3,102       $ 1,034       $   342       $21,208
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $   581       $   288       $   (43)      $ 2,105
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $   581       $   288       $   (43)      $ 2,105
                                               =======       =======       =======       =======

Net effect of reclassifications                $    --       $    --       $    --       $    --
                                               =======       =======       =======       =======

Reconciliation to IBM as Reported:

                                                                  Quarter Ended
(Dollars in million)                                             March 31, 2000
                                                                 --------------
Revenue:
Total reportable segments                                           $ 21,208
Eliminations/other                                                    (1,860)
                                                                    --------
    Total IBM Consolidated                                          $ 19,348
                                                                    ========

Pre-tax income:
Total reportable segments                                           $  2,105
Eliminations/other                                                        65
                                                                    --------
    Total IBM Consolidated                                          $  2,170
                                                                    ========

Management System Segment View

                              SEGMENT INFORMATION
                           Quarter Ended June 30, 2000
                                  (UNAUDITED)

                                                        Hardware Segments
                                             ---------------------------------------
                                                          Personal and
                                                            Printing      Enterprise     Global
(Dollars in millions)                        Technology      Systems       Systems      Services
------------------------------------------------------------------------------------------------
External revenue                               $ 2,023       $ 3,729       $ 3,392       $ 8,184
Internal revenue                                   709            12           172           600
                                               -------       -------       -------       -------
Total Revenue                                  $ 2,732       $ 3,741       $ 3,564       $ 8,784
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $   205       $    (2)      $   402       $ 1,069
                                               =======       =======       =======       =======
Pre-tax income (loss) previously reported      $   226       $   (69)      $   448       $ 1,069
                                               =======       =======       =======       =======

Net effect of reclassifications                $   (21)      $    67       $   (46)      $    --
                                               =======       =======       =======       =======

                                                              Global      Enterprise      Total
(Dollars in millions)                          Software     Financing    Investments    Segments
------------------------------------------------------------------------------------------------
External revenue                               $ 3,182       $   829       $   321       $21,660
Internal revenue                                   209           264             1         1,967
                                               -------       -------       -------       -------
Total revenue                                  $ 3,391       $ 1,093       $   322       $23,627
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $   736       $   306       $  (112)      $ 2,604
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $   736       $   306       $  (112)      $ 2,604
                                               =======       =======       =======       =======

Net effect of reclassifications                $    --       $    --       $    --       $    --
                                               =======       =======       =======       =======

Reconciliation to IBM as Reported:

                                                                  Quarter Ended
(Dollars in million)                                              June 30, 2000
                                                                  -------------
Revenue:
Total reportable segments                                            $ 23,627
Eliminations/other                                                     (1,976)
                                                                     --------
    Total IBM Consolidated                                           $ 21,651
                                                                     ========

Pre-tax income:
Total reportable segments                                            $  2,604
Eliminations/other                                                        169
                                                                     --------
    Total IBM Consolidated                                           $  2,773
                                                                     ========

Management System Segment View

                               SEGMENT INFORMATION
                        Quarter Ended September 30, 2000
                                   (UNAUDITED)

                                                        Hardware Segments
                                             ---------------------------------------
                                                          Personal and
                                                            Printing      Enterprise     Global
(Dollars in millions)                        Technology      Systems       Systems      Services
------------------------------------------------------------------------------------------------
External revenue                               $ 2,250       $ 3,971       $ 3,164       $ 8,230
Internal revenue                                   672            22           138           654
                                               -------       -------       -------       -------
Total revenue                                  $ 2,922       $ 3,993       $ 3,302       $ 8,884
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $   181       $    88       $   274       $ 1,147
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $   185       $    65       $   293       $ 1, 147
                                               =======       =======       =======       =======

Net effect of reclassifications                $    (4)      $    23       $   (19)      $    --
                                               =======       =======       =======       =======

                                                              Global      Enterprise      Total
(Dollars in millions)                          Software     Financing    Investments    Segments
------------------------------------------------------------------------------------------------
External revenue                               $ 2,918       $   868       $   277       $21,678
Internal revenue                                   211           225             1         1,923
                                               -------       -------       -------       -------
Total revenue                                  $ 3,129       $ 1,093       $   278       $23,601
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $   515       $   294       $   (55)      $ 2,444
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $   515       $   294       $   (55)      $ 2,444
                                               =======       =======       =======       =======

Net effect of reclassifications                $    --       $    --       $    --       $    --
                                               =======       =======       =======       =======

Reconciliation to IBM as Reported:

                                                                Quarter Ended
(Dollars in million)                                         September 30, 2000
                                                             ------------------
Revenue:
Total reportable segments                                         $ 23,601
Eliminations/other                                                  (1,820)
                                                                  --------
    Total IBM Consolidated                                        $ 21,781
                                                                  ========

Pre-tax income:
Total reportable segments                                         $  2,444
Eliminations/other                                                     360
                                                                  --------
    Total IBM Consolidated                                        $  2,804
                                                                  ========

Management System Segment View

                              SEGMENT INFORMATION
                         Quarter Ended December 31, 2000
                                   (UNAUDITED)

                                                        Hardware Segments
                                             ---------------------------------------
                                                          Personal and
                                                            Printing      Enterprise     Global
(Dollars in millions)                        Technology      Systems       Systems      Services
------------------------------------------------------------------------------------------------
External revenue                               $ 2,693       $ 4,278       $ 4,694       $ 9,186
Internal revenue                                   835            26           174           590
                                               -------       -------       -------       -------
Total revenue                                  $ 3,528       $ 4,304       $ 4,868       $ 9,776
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $   291       $   105       $   877       $ 1,303
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $   327       $    34       $   912       $ 1,303
                                               =======       =======       =======       =======

Net effect of reclassifications                $   (36)      $    71       $   (35)      $    --
                                               =======       =======       =======       =======

                                                              Global      Enterprise      Total
(Dollars in millions)                          Software     Financing    Investments    Segments
------------------------------------------------------------------------------------------------
External revenue                               $ 3,571       $   975       $   430       $25,827
Internal revenue                                   233           249            --         2,107
                                               -------       -------       -------       -------
Total revenue                                  $ 3,804       $ 1,224       $   430       $27,934
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $   961       $   288       $   (87)      $ 3,738
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $   961       $   288       $   (87)      $ 3,738
                                               =======       =======       =======       =======

Net effect of reclassifications                $    --       $    --       $    --       $    --
                                               =======       =======       =======       =======

Reconciliation to IBM as Reported:

                                                                Quarter Ended
(Dollars in million)                                          December 31, 2000
                                                              -----------------
Revenue:
Total reportable segments                                          $ 27,934
Eliminations/other                                                   (2,318)
                                                                   --------
    Total IBM Consolidated                                         $ 25,616
                                                                   ========

Pre-tax income:
Total reportable segments                                          $  3,738
Eliminations/other                                                       49
                                                                   --------
    Total IBM Consolidated                                         $  3,787
                                                                   ========

Management System Segment View

                               SEGMENT INFORMATION
                        Full Year Ended December 31, 2000

                                                        Hardware Segments
                                             ---------------------------------------
                                                          Personal and
                                                            Printing      Enterprise     Global
(Dollars in millions)                        Technology      Systems       Systems      Services
------------------------------------------------------------------------------------------------
External revenue                               $ 8,519       $15,098       $14,194       $33,152
Internal revenue                                 3,007            70           649         2,439
                                               -------       -------       -------       -------
Total revenue                                  $11,526       $15,168       $14,843       $35,591
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $   679       $   101       $ 1,922       $ 4,517
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $   758       $  (148)      $ 2,092       $ 4,517
                                               =======       =======       =======       =======

Net effect of reclassifications                $   (79)      $   249       $  (170)      $    --
                                               =======       =======       =======       =======

                                                              Global      Enterprise      Total
(Dollars in millions)                          Software     Financing    Investments    Segments
------------------------------------------------------------------------------------------------
External revenue                               $12,598       $ 3,500       $ 1,369       $88,430
Internal revenue                                   828           944             3         7,940
                                               -------       -------       -------       -------
Total revenue                                  $13,426       $ 4,444       $ 1,372       $96,370
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $ 2,793       $ 1,176       $  (297)      $10,891
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $ 2,793       $ 1,176       $  (297)      $10,891
                                               =======       =======       =======       =======

Net effect of reclassifications                $    --       $    --       $    --       $    --
                                               =======       =======       =======       =======

Reconciliation to IBM as Reported:

                                                              Full Year Ended
(Dollars in million)                                         December 31, 2000
                                                             -----------------
Revenue:
Total reportable segments                                         $ 96,370
Eliminations/other                                                  (7,974)
                                                                  --------
    Total IBM Consolidated                                        $ 88,396
                                                                  ========

Pre-tax income:
Total reportable segments                                         $ 10,891
Eliminations/other                                                     643
                                                                  --------
    Total IBM Consolidated                                        $ 11,534
                                                                  ========

                                                                   Attachment II
Management System Segment View

                               SEGMENT INFORMATION
                          Quarter Ended March 31, 1999
                                   (UNAUDITED)

                                                        Hardware Segments
                                             ---------------------------------------
                                                          Personal and
                                                            Printing      Enterprise     Global
(Dollars in millions)                        Technology      Systems       Systems      Services
------------------------------------------------------------------------------------------------
External revenue                               $ 1,803       $ 3,640       $ 3,256       $ 7,550
Internal revenue                                   849             7           143           669
                                               -------       -------       -------       -------
Total revenue                                  $ 2,652       $ 3,647       $ 3,399       $ 8,219
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $    (5)      $    21       $   494       $   940
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $    18       $   (55)      $   547       $   940
                                               =======       =======       =======       =======

Net effect of reclassifications                $   (23)      $    76       $   (53)      $    --
                                               =======       =======       =======       =======

                                                              Global      Enterprise      Total
(Dollars in millions)                          Software     Financing    Investments    Segments
------------------------------------------------------------------------------------------------
External revenue                               $ 2,920       $   724       $   382       $20,275
Internal revenue                                   211           207            11         2,097
                                               -------       -------       -------       -------
Total revenue                                  $ 3,131       $   931       $   393       $22,372
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $   706       $   239       $  (135)      $ 2,260
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $   706       $   239       $  (135)      $ 2,260
                                               =======       =======       =======       =======

Net effect of reclassifications                $    --       $    --       $    --       $    --
                                               =======       =======       =======       =======

Reconciliation to IBM as Reported:

                                                                Quarter Ended
(Dollars in million)                                            March 31, 1999
                                                                --------------
Revenue:
Total reportable segments                                          $ 22,372
Eliminations/other                                                   (2,055)
                                                                   --------
    Total IBM Consolidated                                         $ 20,317
                                                                   ========

Pre-tax income:
Total reportable segments                                          $  2,260
Eliminations/other                                                     (160)
                                                                   --------
    Total IBM Consolidated                                         $  2,100
                                                                   ========

Management System Segment View

                               SEGMENT INFORMATION
                           Quarter Ended June 30, 1999
                                   (UNAUDITED)

                                                        Hardware Segments
                                             ---------------------------------------
                                                          Personal and
                                                            Personal      Enterprise     Global
(Dollars in millions)                        Technology      Systems       Systems      Services
------------------------------------------------------------------------------------------------
External revenue                               $ 1,915       $ 3,941       $ 3,671       $ 7,988
Internal revenue                                 1,030             7           143           628
                                               -------       -------       -------       -------
Total revenue                                  $ 2,945       $ 3,948       $ 3,814       $ 8,616
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $    45       $   (12)      $   532       $ 1,121
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $    70       $  (100)      $   595       $ 1,121
                                               =======       =======       =======       =======

Net effect of reclassifications                $   (25)      $    88       $   (63)      $    --
                                               =======       =======       =======       =======

                                                              Global      Enterprise      Total
(Dollars in millions)                          Software     Financing    Investments    Segments
------------------------------------------------------------------------------------------------
External revenue                               $ 3,126       $   764       $   418       $21,823
Internal revenue                                   182           198             3         2,191
                                               -------       -------       -------       -------
Total revenue                                  $ 3,308       $   962       $   421       $24,014
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $   756       $   263       $  (203)      $ 2,502
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $   756       $   263       $  (203)      $ 2,502
                                               =======       =======       =======       =======

Net effect of reclassifications                $    --       $    --       $    --       $    --
                                               =======       =======       =======       =======

Reconciliation to IBM as Reported:

                                                                  Quarter Ended
(Dollars in million)                                              June 30, 1999
                                                                  -------------
Revenue:
Total reportable segments                                            $ 24,014
Eliminations/other                                                     (2,109)
                                                                     --------
    Total IBM Consolidated                                           $ 21,905
                                                                     ========

Pre-tax income:
Total reportable segments                                            $  2,502
Eliminations/other                                                      1,541
                                                                     --------
    Total IBM Consolidated                                           $  4,043
                                                                     ========

Management System Segment View

                               SEGMENT INFORMATION
                        Quarter Ended September 30, 1999
                                   (UNAUDITED)

                                                        Hardware Segments
                                             ---------------------------------------
                                                          Personal and
                                                            Printing      Enterprise     Global
(Dollars in millions)                        Technology      Systems       Systems      Services
------------------------------------------------------------------------------------------------
External revenue                               $ 2,079       $ 3,803       $ 3,106       $ 7,898
Internal revenue                                   886            12           133           688
                                               -------       -------       -------       -------
Total revenue                                  $ 2,965       $ 3,815       $ 3,239       $ 8,586
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $   279       $    69       $   255       $ 1,175
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $   317       $   (12)      $   298       $ 1,175
                                               =======       =======       =======       =======

Net effect of reclassifications                $   (38)      $    81       $   (43)      $    --
                                               =======       =======       =======       =======

                                                              Global      Enterprise      Total
(Dollars in millions)                          Software     Financing    Investments    Segments
------------------------------------------------------------------------------------------------
External revenue                               $ 3,010       $   786       $   393       $21,075
Internal revenue                                   168           194             4         2,085
                                               -------       -------       -------       -------
Total revenue                                  $ 3,178       $   980       $   397       $23,160
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $   669       $   267       $  (198)      $ 2,516
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $   669       $   267       $  (198)      $ 2,516
                                               =======       =======       =======       =======

Net effect of reclassifications                $    --       $    --       $    --       $    --
                                               =======       =======       =======       =======

Reconciliation to IBM as Reported:

                                                                Quarter Ended
(Dollars in million)                                          September 30, 1999
                                                              ------------------
Revenue:
Total reportable segments                                          $ 23,160
Eliminations/other                                                   (2,016)
                                                                   --------
    Total IBM Consolidated                                         $ 21,144
                                                                   ========

Pre-tax income:
Total reportable segments                                          $  2,516
Eliminations/other                                                      113
                                                                   --------
    Total IBM Consolidated                                         $  2,629
                                                                   ========

Management System Segment View

                               SEGMENT INFORMATION
                         Quarter Ended December 31, 1999
                                   (UNAUDITED)

                                                        Hardware Segments
                                             ---------------------------------------
                                                          Personal and
                                                            Printing      Enterprise     Global
(Dollars in millions)                        Technology      Systems       Systems      Services
------------------------------------------------------------------------------------------------
External revenue                               $ 2,229       $ 4,209       $ 3,801       $ 8,736
Internal revenue                                 1,009            19           149           651
                                               -------       -------       -------       -------
Total revenue                                  $ 3,238       $ 4,228       $ 3,950       $ 9,387
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $   130       $   (53)      $   303       $ 1,228
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $   181       $  (193)      $   392       $ 1,228
                                               =======       =======       =======       =======

Net effect of reclassifications                $   (51)      $   140       $   (89)      $    --
                                               =======       =======       =======       =======

                                                              Global      Enterprise      Total
(Dollars in millions)                          Software     Financing    Investments    Segments
------------------------------------------------------------------------------------------------
External revenue                               $ 3,606       $   945       $   458       $23,984
Internal revenue                                   206           236             1         2,271
                                               -------       -------       -------       -------
Total revenue                                  $ 3,812       $ 1,181       $   459       $26,255
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $   968       $   278       $  (161)      $ 2,693
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $   968       $   278       $  (161)      $ 2,693
                                               =======       =======       =======       =======

Net effect of reclassifications                $    --       $    --       $    --       $    --
                                               =======       =======       =======       =======

Reconciliation to IBM as Reported:

                                                                 Quarter Ended
(Dollars in million)                                           December 31, 1999
                                                               -----------------
Revenue:
Total reportable segments                                          $ 26,255
Eliminations/other                                                   (2,073)
                                                                   --------
    Total IBM Consolidated                                         $ 24,182
                                                                   ========

Pre-tax income:
Total reportable segments                                          $  2,693
Eliminations/other                                                      292
                                                                   --------
    Total IBM Consolidated                                         $  2,985
                                                                   ========

Management System Segment View

                               SEGMENT INFORMATION
                        Full Year Ended December 31, 1999

                                                        Hardware Segments
                                             ---------------------------------------
                                                          Personal and
                                                            Printing      Enterprise     Global
(Dollars in millions)                        Technology      Systems       Systems      Services
------------------------------------------------------------------------------------------------
External revenue                               $ 8,026       $15,593       $13,834       $32,172
Internal revenue                                 3,774            45           568         2,636
                                               -------       -------       -------       -------
Total revenue                                  $11,800       $15,638       $14,402       $34,808
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $   449       $    25       $ 1,584       $ 4,464
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $   586       $  (360)      $ 1,832       $ 4,464
                                               =======       =======       =======       =======

Net effect of reclassifications                $  (137)      $   385       $  (248)      $    --
                                               =======       =======       =======       =======

                                                              Global      Enterprise      Total
(Dollars in millions)                          Software     Financing    Investments    Segments
------------------------------------------------------------------------------------------------
External revenue                               $12,662       $ 3,219       $ 1,651       $87,157
Internal revenue                                   767           835            19         8,644
                                               -------       -------       -------       -------
Total revenue                                  $13,429       $ 4,054       $ 1,670       $95,801
                                               =======       =======       =======       =======
Pre-tax income (loss)                          $ 3,099       $ 1,047       $  (697)      $ 9,971
                                               =======       =======       =======       =======

Pre-tax income (loss) previously reported      $ 3,099       $ 1,047       $  (697)      $ 9,971
                                               =======       =======       =======       =======

Net effect of reclassifications                $    --       $    --       $    --       $    --
                                               =======       =======       =======       =======

Reconciliation to IBM as Reported:

                                                                Full Year Ended
(Dollars in million)                                           December 31, 1999
                                                               -----------------
Revenue:
Total reportable segments                                          $ 95,801
Eliminations/other                                                   (8,253)
                                                                   --------
    Total IBM Consolidated                                         $ 87,548
                                                                   ========

Pre-tax income:
Total reportable segments                                          $  9,971
Eliminations/other                                                    1,786
                                                                   --------
    Total IBM Consolidated                                         $ 11,757
                                                                   ========

                                                                  Attachment III
Management System Segment View

                            SEGMENT ASSET INFORMATION
                        Full Year Ended December 31, 2000

                                                        Hardware Segments
                                             ---------------------------------------
                                                          Personal and
                                                            Printing      Enterprise     Global
(Dollars in millions)                        Technology      Systems       Systems      Services
------------------------------------------------------------------------------------------------
Assets                                         $ 9,316       $ 2,448       $ 3,451       $10,492
Depreciation/amortization                        1,060           154           425         1,243
Capital expenditures/investment in software      1,744           180           325         1,311
Interest income                                     --            --            --            --
Interest expense                                    --            --            --            --

Effect of organizational changes
      Assets                                      (316)            6           310            --
      Depreciation/amortization                    (14)           (2)           16            --
      Capital expenditures/investment in
          software                                 (10)          (13)           23            --

                                                              Global      Enterprise      Total
(Dollars in millions)                          Software     Financing    Investments    Segments
------------------------------------------------------------------------------------------------
Assets                                         $  2,488      $40,822       $   246       $69,263
Depreciation/amortization                           665        2,696            12         6,255
Capital expenditures/investment in software         770        2,898             9         7,237
Interest income                                      --        3,051            --         3,051
Interest expense                                     --        1,318            --         1,318

Effect of organizational changes
    Assets                                           --           --            --            --
    Depreciation/amortization                        --           --            --            --
     Capital expenditures/investment in
          software                                   --           --            --            --

Reconciliation to IBM as Reported:

(Dollars in million)
Assets:
Total reportable segments                      $ 69,263
Elimination internal transactions                (5,300)
Unallocated amounts                              24,386
                                               --------

    Total IBM Consolidated                     $ 88,349
                                               ========

Management System Segment View

                            SEGMENT ASSET INFORMATION
                        Full Year Ended December 31, 1999

                                                        Hardware Segments
                                             ---------------------------------------
                                                          Personal and
                                                            Printing      Enterprise     Global
(Dollars in millions)                        Technology      Systems       Systems      Services
------------------------------------------------------------------------------------------------
Assets                                         $ 9,187       $ 1,691       $ 3,788       $ 9,312
Depreciation/amortization                        2,077           149           234         1,259
Capital expenditures/investment in software      1,792           163           363         1,292
Interest income                                     --            --            --            --
Interest expense                                    --            --            --            --

Effect of organizational changes
      Assets                                      (272)           80           192            --
      Depreciation/amortization                    (11)            2             9            --
      Capital expenditures/investment in
          software                                 (11)          (14)           25            --

                                                              Global      Enterprise      Total
(Dollars in millions)                          Software     Financing    Investments    Segments
------------------------------------------------------------------------------------------------
Assets                                         $  2,527      $39,686       $   369       $66,560
Depreciation/amortization                           576        2,976            15         7,286
Capital expenditures/investment in software         656        3,217            12         7,495
Interest income                                      --        2,961            --         2,961
Interest expense                                     --        1,232            --         1,232

Effect of organizational changes
     Assets                                          --           --            --            --
     Depreciation/amortization                       --           --            --            --
     Capital expenditures/investment in
          software                                   --           --            --            --

Reconciliation to IBM as Reported:

(Dollars in million)
Assets:
Total reportable segments                      $ 66,560
Elimination internal transactions                (5,776)
Unallocated amounts                              26,711
                                               --------

    Total IBM Consolidated                     $ 87,495
                                               ========